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                                     Exhibit Index

Exhibit No.    Exhibit                                           Page No.
----------     -------                                           --------
99             Witco Corporation and Subsidiary Companies        5
               Net Sales and Operating Income (Loss) from
               Continuing Operations by Industry Segment





                                      Page 4 of 5
                              Exhibit Index is on Page 4


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                                   Exhibit 99

The following is a summary of the Company's Net Sales and Operating Income
(Loss) from Continuing Operations by industry segment:


(thousands of dollars)                               Three Months Ended                        Year Ended
                                   March 31,      June 30,    September 30,   December 31,     December 31,
                                     1996           1996          1996           1996             1996
                                  ------------   ------------  ------------   ------------  ------------
Net Sales
   Oleochemicals & Derivatives    $  109,834     $ 107,675     $  109,145     $   98,064    $  424,718
   Performance Chemicals             224,592       213,886        201,332        204,841       844,651
   Polymer Chemicals                 129,988       136,584        141,135        126,241       533,948
   OrganoSilicones                   112,930       113,313        110,437        111,249       447,929
   Other (a)                          12,081             -              -              -        12,081
                                  ------------   ------------  ------------   ------------  ------------
      Net Sales                   $  589,425     $ 571,458     $  562,049     $  540,395    $2,263,327
                                  ============   ============  ============   ============  ============



Operating Income (Loss) from
Continuing Operations
   Oleochemicals & Derivatives    $    6,739     $   7,793     $    5,109     $  (14,600)   $    5,041
   Performance Chemicals              21,804        16,813         13,863       (254,655)     (202,175)
   Polymer Chemicals                  15,135        13,488         15,076        (42,414)        1,285
   OrganoSilicones                    17,749        16,056         11,497         13,049        58,351
   Corporate and Unallocated          (2,163)       (5,984)        (6,294)      (110,119)     (124,560)
                                  ------------   ------------  ------------   ------------  ------------
      Operating Income (Loss)
      from Continuing Operations      59,264        48,166         39,251       (408,739)     (262,058)
                                  ------------   ------------  ------------   ------------  ------------
Other expense - net                     (973)         (901)          (931)          (726)       (3,531)
Interest expense - net               (15,201)      (15,321)       (15,695)       (14,003)      (60,220)
                                  ------------   ------------  ------------   ------------  ------------
   Income (Loss) from Continuing
   Operations before Income       $   43,090     $  31,944     $   22,625     $ (423,468)   $ (325,809)
Taxes                             ============   ============  ============   ============  ============

--------------------------------------------------------------------------------
The following table presents a reconciliation of year ended December 31, 1996 operating income (loss) from continuing operations on a segment basis detailing unusual or infrequently occurring items:
--------------------------------------------------------------------------------

                                  Oleochemicals   Performance    Polymer        Organo-      Corporate &
                                  & Derivatives    Chemicals     Chemicals      Silicones    Unallocated  Total
                                  ------------   ------------  ------------   ------------  ------------ -----------
Operating income (loss) from
  continuing operations           $   16,457     $  69,217     $  51,890      $   58,351    $  (21,857)  $ 174,058
Restructuring charge                 (10,724)     (237,853)      (43,178)              -       (53,375)   (345,130)
Other charges                           (692)      (33,539)       (7,427)              -       (49,328)    (90,986)
                                  ------------   ------------  ------------   ------------  ------------ -----------
Operating income (loss) from
  continuing operations           $    5,041     $(202,175)    $   1,285      $   58,351    $ (124,560)  $(262,058)
                                  ============   ============  ============   ============  ============ ===========

--------------------------------------------------------------------------------------------------------------------

(a) Net sales related to Witco Israel, disposed of at the end of the first quarter 1996.

                                      Page 5 of 5
                              Exhibit Index is on Page 4


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